UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):      December 31, 2008

The Bank Holdings

(Exact name of registrant as specified in its charter)

Nevada	000-50645	90-0071778
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9990 Double R. Blvd., Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:       775.853.8600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement.

On December 31, 2008, the Board of Directors of Nevada Security Bank, the wholly owned subsidiary of The Bank Holdings, approved the three year Employment Agreements of Hal Giomi, Chief Executive Officer; Joseph Bourdeau, Senior Executive Vice President/Sales and Marketing; and Jack Buchold, Executive Vice President and Chief Financial Officer.  These agreements were effective December 27, 2007 and replaced those dated December 27, 2004 which were also three year contracts, and automatically renewed by their own terms.  These contracts were executed by the individuals noted as of even date.   Nevada Security Bank also entered into an Amendment and Restated Employment Agreement with David Funk, President.

The previous and current contracts have the same material provisions as each executive’s previous agreement, except for the annual base salary, the number of stock options previously granted, and the manner in which insurance benefits are provided for following the departure of the employee.  Mr. Funk’s agreement was further restated to better conform to the agreements with the other executives.

On December 31, 2008, Nevada Security Bank also entered into amendments to the Employment Agreements and Executive Supplemental Compensation Agreements and Third Amended and Restated Split Dollar Agreements of each of Hal Giomi, Chief Executive Officer; Joseph Bourdeau, Senior Executive Vice President/Sales and Marketing; Jack Buchold, Executive Vice President and Chief Financial Officer; and John Donovan, Executive Vice President and Chief Credit Officer.  It entered into an amendment to the Executive Supplemental Compensation Agreement and a Third Amended and Restated Split Dollar Agreement with David Funk, President.

The amendments to Agreements, and some of the restated portions of Mr. Funk’s Employment Agreement, are to ensure that each of the agreements complies with section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description of the agreements and amendments is qualified in its entirety by reference to copies of the documents which are attached as Exhibits 10.1 through 10.18 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Employment Agreement of Hal Giomi

10.2	Employment Agreement of Joseph Bourdeau

10.3	Employment Agreement of Jack Buchold

10.4	Amended and Restated Employment Agreement of David Funk

10.5	First Amendment to Employment Agreement of Hal Giomi

10.6	First Amendment to Employment Agreement of Joseph Bourdeau

10.7	First Amendment to Employment Agreement of Jack Buchold

10.8	First Amendment to Employment Agreement of John Donovan

10.9	Second Amendment to Executive Supplemental Compensation Agreement of Hal Giomi

10.10	Second Amendment to Executive Supplemental Compensation Agreement of David Funk

10.11	Second Amendment to Executive Supplemental Compensation Agreement of Joseph Bourdeau

10.12	Second Amendment to Executive Supplemental Compensation Agreement of Jack Buchold

10.13	Second Amendment to Executive Supplemental Compensation Agreement of John Donovan

10.14	Third Amended and Restated Nevada Security Bank Split Dollar Agreement of Hal Giomi

10.15	Third Amended and Restated Nevada Security Bank Split Dollar Agreement David Funk

10.16	Third Amended and Restated Nevada Security Bank Split Dollar Agreement Joseph Bourdeau

10.17	Third Amended and Restated Nevada Security Bank Split Dollar Agreement Jack Buchold

10.18	Third Amended and Restated Nevada Security Bank Split Dollar Agreement John Donovan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank Holdings

January 7, 2009	By:	/s/ Jack B. Buchold
Name: Jack B. Buchold
Title: Chief Financial Officer